EXHIBIT 24.1

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                                 /s/ Eugene S. Kahn
                                 --------------------------
                                 Eugene S. Kahn

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                                 /s/ Jerome T. Loeb
                                 --------------------------
                                 Jerome T. Loeb

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                                 /s/ John L. Dunham
                                 --------------------------
                                 John L. Dunham

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                               /s/ Anthony J. Torcasio
                               --------------------------
                               Anthony J. Torcasio

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                                  /s/ R. Dean Wolfe
                                  --------------------------
                                  R. Dean Wolfe

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as her true and lawful attorney-in-fact and agent, with full power of substitution for her and in her name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                                 /s/ Marsha J. Evans
                                 --------------------------
                                 Marsha J. Evans

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as her true and lawful attorney-in-fact and agent, with full power of substitution for her and in her name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                                /s/ Helene L. Kaplan
                                --------------------------
                                Helene L. Kaplan

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                                 /s/ James M. Kilts
                                 --------------------------
                                 James M. Kilts

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                                /s/ Russell E. Palmer
                                --------------------------
                                Russell E. Palmer

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                               /s/ Michael R. Quinlan
                               --------------------------
                               Michael R. Quinlan

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                               /s/ William P. Stiritz
                               --------------------------
                               William P. Stiritz

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Alan E. Charlson, and John L. Dunham, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-4 and amendments thereto with respect to The May Department Stores Company's acquisition of Zions Cooperative Mercantile Institution and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         DATED this 12th day of November, 1999



                                /s/ Robert D. Storey
                                --------------------------
                                Robert D. Storey